SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 27, 2008

ASIA TIME CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33956	20-4062619
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Room 1601-1604, 16/F., CRE Centre 889 Cheung Sha Wan Road, Kowloon, Hong Kong	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(852)-23100101

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 27, 2008, the shareholders of Asia Time Corporation (the “Company”) adopted the Asia Time Corporation 2008 Equity Incentive Plan (the “Plan”). The purpose of the Plan is to provide additional incentive to the Company’s officers, directors, other key employees and significant consultants by encouraging them to invest in shares of the Company’s common stock, and thereby acquire a proprietary interest in the Company and an increased personal interest in its progress.

The Plan authorizes the grant of options to purchase shares of common stock and the grant of stock issuances. Administration of the Plan is carried out by the Company’s Board of Directors or any committee of the Board of Directors to which the Board of Directors has delegated all or a portion of responsibility for the implementation, interpretation or administration of the Plan. Company employees, officers and directors (including employees, officers and directors of the Company’s affiliates) are eligible to participate in the Plan. The administrator of the Plan will select the participants who are granted stock options or stock issuances and, consistent with the terms of the Plan, will establish the terms of each stock option or stock issuance. The maximum period in which a stock option may be exercised is ten years. Under the Plan, the maximum number of shares of common stock that may be subject to stock options or stock issuances is 2,500,000. As of the date of this filing, the Company has not granted any securities under the Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1
Asia Time Corporation 2008 Equity Incentive Plan (incorporated by reference to Appendix A-1 the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 3, 2008)

10.2
Form of Notice of Grant of Stock Option of the Registrant (incorporated by reference to Appendix A-2 the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 3, 2008)

10.3
Form of Stock Option Agreement (including Addendum) of the Registrant (incorporated by reference to Appendix A-3 the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 3, 2008)

10.4
Form of Stock Issuance Agreement (including Addendum) of the Registrant (incorporated by reference to Appendix A-4 the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 3, 2008)

10.5
Form of Stock Purchase Agreement (including Addendum) of the Registrant (incorporated by reference to Appendix A-5 the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 3, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2008	ASIA TIME CORPORATION

	By:	/s/ Kwong Kai Shun
Name Kwong Kai Shun
Title: Chief Executive Officer, Chief Financial Officer and Chairman of the Board